UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21043

Pioneer High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 31, 2022

Date of reporting period:  April 1, 2021 through September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer

High Income Fund, Inc.

Semiannual Report | September 30, 2021

Ticker Symbol: PHT

April 21, 2021, the Pioneer High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer High Income Fund, Inc .

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund’s or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

Note to Shareholders: On April 21, 2021, Pioneer High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer High Income Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 9. Redomiciling, for more information about the redomiciling.

In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Fund, Inc. during the six-month period ended September 30, 2021. Mr. Feltus, Co-Director of High Yield, a senior vice president, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Fund. Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi US, is responsible for the day-to-day management of the Fund, along with Matthew Shulkin, a vice president and a portfolio manager at Amundi US, and Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended September 30, 2021?
A	Pioneer High Income Fund, Inc. returned 5.30% at net asset value (NAV) and 8.88% at market price during the six-month period ended September 30, 2021. During the same six-month period, the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned 3.74%. The ICE BofA Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Fund, the ICE BofA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same six-month period, the average return at NAV of the 45 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was 4.22%, while the same closed end fund Morningstar category’s average return at market price was 7.55%.

The shares of the Fund were selling at a 1.2% premium to NAV on September 30, 2021, while the Fund’s shares were selling at a discount to NAV of 2.1% on March 31, 2021.

On September 30, 2021, the standardized 30-day SEC yield of the Fund’s shares was 6.06%*.

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Q	How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2021?
A	Entering the period back in April, investors had focused their attention on positive developments pertaining to the distribution of COVID-19 vaccines, a broader economic reopening from the pandemic-induced shutdowns and restrictions, and the US government’s most recent fiscal stimulus package approved at the beginning of the calendar year. The continued dovish posture of the US Federal Reserve System (Fed) on monetary policy lent further support to the markets and helped drive an increased appetite for riskier assets such as high-yield bonds, as Federal Open Market Committee (FOMC) members hinted at a desire to remain “on the sidelines” with regard to major policy changes until at least 2023.

The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise interest rates based on an isolated uptick in prices for certain goods and services.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” FOMC meeting that month. Treasury-market investors reacted to the updated Fed “dot plot” displaying FOMC member forecasts that pointed to a median federal funds target rate of 0.625% by year-end 2023, or 50 basis points (bps) higher than the March 2021 forecast. The Treasury yield curve saw short-end yields rise and long-end yields decline, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed’s long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant. A basis point is equal to 1/100th of a percentage point.)

The hawks prevailed during the September FOMC debate as to when to start tapering the asset purchases the Fed had implemented shortly after the outset of the pandemic, and at what pace. The FOMC signaled, and Fed Chair Powell affirmed, that tapering could begin as early as November and be completed by the middle of next year.

Returns for high-yield corporate bonds finished the six-month period in comfortably positive territory, and roughly in line with the performance of their investment-grade counterparts. Performance within the high-

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 5

yield universe was led by energy issues, which benefited from rising oil and gas prices. Within the high-yield market, lower-rated issues generally outperformed higher-rated credits for the six-month period. For example, CCC-rated bonds returned 5.14%, while BB-rated bonds returned 4.00%.

Q	What factors affected the Fund’s performance relative to its benchmark during the six-month period ended September 30, 2021?
A	In broad terms, the Fund carries leveraged exposure to the high-yield market, and the use of leverage boosted benchmark-relative performance as high-yield securities posted a positive return for the six-month period.

In addition, the portfolio’s holdings were tilted toward sectors featuring issuers with exposure to the economic recovery. While that aspect of the Fund’s positioning had a negative performance impact in the immediate wake of the COVID-19 crisis, it has boosted relative returns ever since riskier assets began rebounding in the second quarter of 2020, including over the past six months. The strongest-performing sectors over the six-month period were those that had experienced the greatest negative effects of the pandemic in early 2020, namely energy, airlines, and leisure-related companies.

At the sector level, the biggest positive contributors to the Fund’s relative performance for the period came from the aforementioned “recovery” sectors, led by the portfolio’s exposure to leisure, where good security selection results offset a small performance drag from an underweight allocation to the sector versus the benchmark. Positive security selection results within transportation as well as a modest overweight to the sector also boosted the Fund’s relative returns, while the benefits from an overweight to energy offset the minor negative effects of security selection within that strong-performing sector.

The most significant detractors from the Fund’s relative performance at the sector level came from both an overweight allocation to, and security selection results within, basic industries. Within utilities, the portfolio’s overweight position in Talen Energy was a negative, and offset the small positive contribution from the Fund’s underweight allocation to the sector. Finally, both selection results within financial services as well as an overweight allocation to the sector detracted from the Fund’s relative performance for the six-month period.

In terms of individual holdings, leading positive contributors to the Fund’s performance for the six-month period included overweights to the bonds of Baytex Energy, a Canadian exploration & production company, Codere, a casino operator in South America and Europe, and

6 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Energy Transfer, the large US operator of diversified midstream properties. The portfolio positions that detracted the most from the Fund’s benchmark-relative returns during the period included Credito Real, the Mexico-based financial services company, Occidental Petroleum, a large exploration & production company that experienced a ratings downgrade to “high yield” in 2020, and the aforementioned Talen Energy, a US merchant power company in the utilities sector.

Q	Did the Fund’s distributions** to shareholders change during the six-month period ended September 30, 2021?
A	No, the Fund’s monthly distributions to shareholders remained unchanged over the course of the six-month period.
Q	How did the level of leverage in the Fund change during the six-month period ended September 30, 2021?
A	The Fund employs leverage through a credit agreement.

As of September 30, 2021, 31.0% of the Fund’s total managed assets were financed by leverage, or borrowed funds, compared with 30.5% of the Fund’s total managed assets financed by leverage at the start of the six-month period on April 1, 2021. During the six-month period, the Fund increased the absolute amount of funds borrowed by a total of $4 million, to $127 million as of September 30, 2021. The percentage of the Fund’s total managed assets financed by leverage increased during the six-month period due to the increase in the absolute amount of funds borrowed by the Fund.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2021? If so, did the investments have a material effect on the Fund’s performance?
A	Yes, we invested the Fund’s portfolio in forward foreign currency contracts (currency forwards) and over-the-counter currency call options during the six-month period, which had a slight positive impact on relative performance.
Q	What is your investment outlook?
A	We believe the US economy could be poised to perform well in the coming months. While COVID-19-driven economic support programs have been waning or, like the Fed’s asset purchases, are scheduled to end, consumers have still demonstrated high savings rates, which has

** Distributions are not guaranteed.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 7

contributed to pent-up demand. Some of the negative factors still affecting economic conditions as of period-end included labor shortages and supply chain difficulties, which have been constraining global as well as domestic growth.

During the six-month period, the functionality of the high-yield market continued to normalize after the severe dislocations experienced at the outset of the pandemic, and as the economy gradually recovered from the worst of the COVID-19 situation. In addition, by the close of the period, the sectors that had felt the biggest negative effects of the pandemic had regained traction. As a result, we believe the securities within those sectors are no longer priced to enable them to generate outsized performance compared to the overall market.

In our view, high-yield spreads could remain range-bound, or possibly tighten slightly, in the coming months. However, we do not expect high-yield spreads to narrow to new record levels. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

On the policy front, the Fed seems likely to begin tapering its Treasury and mortgage-backed security purchases before the end of this year, and may begin to increase its short-term federal funds rate target range sometime in late 2022 or early 2023. We believe issuers of high-yield debt could experience positive financial performance over the next year, but we would not be surprised if the market were to experience periods of volatility as investors digest the Fed’s anticipated policy shifts.

Please refer to the Schedule of Investments on pages 13–35 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

8 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Fund is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 9

Portfolio Summary | 9/30/21

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Hanover Insurance Group, Inc., 7.625%, 10/15/25	1.13%
2.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1.13
3.	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 9.336%
	(1 Month USD LIBOR + 925 bps), 11/25/39 (144A)	1.07
4.	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps),
	6/15/58 (144A)	1.06
5.	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	1.06
6.	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	1.05
7.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.02
8.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.01
9.	Hercules LLC, 6.5%, 6/30/29	0.98
10.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	0.95

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Prices and Distributions | 9/30/21

Market Value per Share^

	9/30/21	3/31/21
Market Value	$9.76	$9.37
Discount/Premium	1.2%	(2.1)%

Net Asset Value per Share^

	9/30/21	3/31/21
Net Asset Value	$9.64	$9.57

Distributions per Share*: 4/1/21 – 9/30/21

Net Investment	Short-Term	Long-Term
Income	Capital Gains	Capital Gains
$0.4350	$ —	$ —

Yields
	9/30/21	3/31/21
30-Day SEC Yield	6.06%	6.40%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.
*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 11

Performance Update | 9/30/21

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Fund, Inc. during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of September 30, 2021)
	Net		ICE BofA
	Asset		U.S. High
	Value	Market	Yield
Period	(NAV)	Price	Index
10 years	7.56%	4.72%	7.30%
5 years	7.72	7.74	6.35
1 year	21.42	34.51	11.46

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE Bank of America U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Schedule of Investments | 9/30/21 (unaudited)

Shares			Value
UNAFFILIATED ISSUERS — 144.7%%
COMMON STOCKS — 1.2% of Net Assets
Energy Equipment & Services — 0.8%
	87,626(a)	FTS International, Inc.	$ 2,155,599
		Total Energy Equipment & Services	$ 2,155,599
Oil, Gas & Consumable Fuels — 0.4%
	21(a)	Amplify Energy Corp.	$ 112
	802,650^+(a)	PetroQuest Energy, Inc.	341,126
	12,271(a)	Summit Midstream Partners LP	436,234
	7,997^+(a)	Superior Energy Services, Inc.	351,868
		Total Oil, Gas & Consumable Fuels	$ 1,129,340
Specialty Retail — 0.0%†
	68,241^+(a)	Targus Cayman SubCo, Ltd.	$ 104,409
		Total Specialty Retail	$ 104,409
TOTAL COMMON STOCKS
		(Cost $3,780,787)	$ 3,389,348
CONVERTIBLE PREFERRED STOCK — 0.8% of
Net Assets
Banks — 0.8%
	1,600(b)	Wells Fargo & Co., 7.5%	$ 2,371,200
		Total Banks	$ 2,371,200
TOTAL CONVERTIBLE PREFERRED STOCK
		(Cost $2,022,424)	$ 2,371,200
PREFERRED STOCKS — 1.3% of Net Assets
Banks — 0.1%
	9,421(c)	GMAC Capital Trust I, 5.91% (3 Month USD LIBOR +
		579 bps), 2/15/40	$ 237,786
		Total Banks	$ 237,786
Diversified Financial Services — 1.1%
	3,000(b)(c)	Compeer Financial ACA, 6.75% (USD LIBOR +
		458 bps) (144A)	$ 3,195,000
		Total Diversified Financial Services	$ 3,195,000
Internet — 0.1%
	129,055	MYT Holding LLC	$ 136,153
		Total Internet	$ 136,153
TOTAL PREFERRED STOCKS
		(Cost $3,456,406)	$ 3,568,939

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 13

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	2.3% of Net Assets
4,100,000(d)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.336% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	$ 4,355,342
260,000(d)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.8% (SOFR30A +
	475 bps), 1/25/51 (144A)	265,828
450,000(d)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
	Class B2, 6.3% (SOFR30A +
	625 bps), 9/25/41 (144A)	453,900
1,350,000(d)	STACR Trust, Series 2018-HRP2, Class B2, 10.586% (1
	Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	1,562,167
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $6,351,608)	$ 6,637,237
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 3.5% of Net Assets
500,000(d)	Capital Funding Mortgage Trust, Series 2020-9, Class B,
	15.9% (1 Month USD LIBOR +
	1,490 bps), 11/19/22 (144A)	$ 500,000
605,000(d)	Capital Funding Mortgage Trust, Series 2021-8, Class B,
	14.35% (1 Month USD LIBOR +
	1,310 bps), 6/22/23 (144A)	605,000
1,500,000(d)	Capital Funding Mortgage Trust, Series 2021-19, Class B,
	16.46% (1 Month USD LIBOR +
	1,521 bps), 11/6/23 (144A)	1,500,270
1,643,918(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
	10/25/27 (144A)	1,423,778
1,500,000(d)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 6.983%
	(1 Month USD LIBOR + 690 bps), 8/25/29	1,227,234
1,139,489(d)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.333%
	(1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	1,126,369
1,500,000(d)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.083%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	1,522,387
97,828	L1C 3/8L1 LLC, Series 2019-1, Class B, 8.5%,
	11/1/22 (144A)	98,461
2,500,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
	Class E, 3.0%, 5/15/48 (144A)	1,835,015
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $10,358,729)	$ 9,838,514
	CONVERTIBLE CORPORATE BONDS — 2.2% of
	Net Assets
	Banks — 0.0%†
IDR1,422,679,000^	PT Bakrie & Brothers Tbk, 12/22/22	$ 9,940
	Total Banks	$ 9,940

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Chemicals — 1.4%
4,000,000(e)	Hercules LLC, 6.5%, 6/30/29	$ 4,015,000
	Total Chemicals	$ 4,015,000
	Entertainment — 0.5%
655,000(f)	DraftKings, Inc., 3/15/28 (144A)	$ 576,728
849,000	IMAX Corp., 0.5%, 4/1/26 (144A)	829,307
	Total Entertainment	$ 1,406,035
	Pharmaceuticals — 0.2%
1,300,000	Tricida, Inc., 3.5%, 5/15/27	$ 573,300
	Total Pharmaceuticals	$ 573,300
	REITs — 0.1%
235,000	Summit Hotel Properties, Inc., 1.5%, 2/15/26	$ 246,816
	Total REITs	$ 246,816
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $5,622,547)	$ 6,251,091
	CORPORATE BONDS — 127.2% of Net Assets
	Advertising — 2.6%
200,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 208,250
2,090,000	Clear Channel Outdoor Holdings, Inc., 7.5%,
	6/1/29 (144A)	2,173,600
900,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	947,250
2,485,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	2,571,354
1,445,000	Summer BC Bidco B LLC, 5.5%, 10/31/26 (144A)	1,480,980
	Total Advertising	$ 7,381,434
	Aerospace & Defense — 2.0%
2,150,000	Bombardier, Inc., 6.0%, 2/15/28 (144A)	$ 2,174,188
960,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	1,010,400
1,210,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	1,415,724
745,000	Kratos Defense & Security Solutions, Inc., 6.5%, 11/30/25
	(144A)	772,006
228,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	250,800
	Total Aerospace & Defense	$ 5,623,118
	Airlines — 3.3%
1,455,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 1,481,086
355,000	Delta Air Lines, Inc., 7.375%, 1/15/26	418,088
1,380,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	1,500,264
3,960,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	4,177,800
EUR 2,000,000	Transportes Aereos Portugueses SA, 5.625%,
	12/2/24 (144A)	1,905,460
	Total Airlines	$ 9,482,698

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 15

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
	Auto Manufacturers — 2.0%
1,650,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	$ 1,711,875
1,399,000	General Motors Co., 6.125%, 10/1/25	1,638,624
2,260,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	2,378,650
	Total Auto Manufacturers	$ 5,729,149
	Auto Parts & Equipment — 1.9%
2,000,000	American Axle & Manufacturing, Inc., 6.5%, 4/1/27	$ 2,085,000
1,798,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,882,357
1,195,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	1,311,513
	Total Auto Parts & Equipment	$ 5,278,870
	Banks — 3.3%
825,000	Access Bank Plc, 10.5%, 10/19/21 (144A)	$ 826,922
600,000(b)(c)	Bank of America Corp., 6.5% (3 Month USD LIBOR +
	417 bps)	671,400
1,800,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	1,962,000
700,000(b)(c)	Credit Suisse Group AG, 7.5% (5 Year USD Swap Rate +
	460 bps) (144A)	764,750
815,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	792,588
1,931,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,957,551
1,680,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,713,600
675,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
	546 bps) (144A)	765,315
	Total Banks	$ 9,454,126
	Building Materials — 1.9%
1,333,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 1,412,980
470,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	499,375
745,000	CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	746,862
424,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	433,540
2,062,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	2,221,805
	Total Building Materials	$ 5,314,562
	Chemicals — 4.9%
1,455,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	$ 1,553,213
1,355,000	LSF11 A5 Holdco LLC, 6.625%, 10/15/29 (144A)	1,355,000
2,250,000	LYB Finance Co. BV, 8.1%, 3/15/27 (144A)	2,947,431
470,000	Olin Corp., 9.5%, 6/1/25 (144A)	585,738
440,000	Olympus Water US Holding Corp., 6.25%, 10/1/29 (144A)	436,018
2,316,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
	4/1/25 (144A)	2,373,900
1,340,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.125%, 4/1/29 (144A)	1,350,050
2,030,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	2,019,850
1,290,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	1,354,074
	Total Chemicals	$ 13,975,274

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Principal
Amount
USD ($)			Value
		Commercial Services — 5.9%
	495,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.0%, 6/1/29 (144A)	$ 488,461
	350,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	370,048
	1,905,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	2,066,925
	950,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,010,135
	790,000	Atento Luxco 1 SA, 8.0%, 2/10/26 (144A)	863,122
	2,116,000	Garda World Security Corp., 6.0%, 6/1/29 (144A)	2,058,022
	2,059,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	2,220,899
	319,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	334,596
	915,000	NESCO Holdings II, Inc., 5.5%, 4/15/29 (144A)	949,038
	4,155,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	4,295,356
	1,093,000	Sotheby’s, 7.375%, 10/15/27 (144A)	1,155,847
	862,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	908,333
		Total Commercial Services	$ 16,720,782
		Computers — 1.3%
	555,000	Dell International LLC/EMC Corp., 7.125%,
		6/15/24 (144A)	$ 567,562
	1,810,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	1,848,462
	175,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	191,517
	980,000	NCR Corp., 5.0%, 10/1/28 (144A)	1,001,374
		Total Computers	$ 3,608,915
		Diversified Financial Services — 9.8%
	4,055,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	$ 4,338,850
	2,150,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	2,117,750
	1,244,305(g)	Avation Capital SA, 8.25% (9.0% PIK or 8.25% cash),
		10/31/26 (144A)	1,051,438
	340,000	Credito Real SAB de CV SOFOM ER, 8.0%, 1/21/28 (144A)	291,681
	3,105,000	Credito Real SAB de CV SOFOM ER, 9.5%, 2/7/26 (144A)	2,848,993
EUR	480,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	580,391
GBP	820,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	1,154,252
	2,147,628(g)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or 6.50%
		cash), 9/15/24 (144A)	2,110,045
	1,130,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.0%,
		8/15/28 (144A)	1,146,950
	1,020,000	Nationstar Mortgage Holdings, Inc., 5.125%,
		12/15/30 (144A)	1,034,096
	845,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	881,969
	160,000	OneMain Finance Corp., 6.625%, 1/15/28	184,000
	460,000	OneMain Finance Corp., 8.875%, 6/1/25	499,100

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 17

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
1,290,000	Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc.,
	6.375%, 12/15/22 (144A)	$ 1,294,837
755,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	768,212
3,415,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	3,474,762
1,225,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	1,189,357
2,395,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	2,601,569
	Total Diversified Financial Services	$ 27,568,252
	Electric — 1.9%
825,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 934,313
1,010,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	1,151,400
676,000	NRG Energy, Inc., 6.625%, 1/15/27	700,302
1,001,273	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	1,077,620
1,520,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	1,425,000
354,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	194,700
6,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	6,210
	Total Electric	$ 5,489,545
	Electrical Components & Equipment — 0.5%
750,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 802,373
520,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	575,900
	Total Electrical Components & Equipment	$ 1,378,273
	Electronics — 0.1%
380,000	TTM Technologies, Inc., 4.0%, 3/1/29 (144A)	$ 380,646
	Total Electronics	$ 380,646
	Energy-Alternate Sources — 0.6%
1,575,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	$ 1,628,156
	Total Energy-Alternate Sources	$ 1,628,156
	Engineering & Construction — 1.4%
3,010,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 3,265,850
475,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
	6.0%, 2/1/26 (144A)	495,187
704,038(h)	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	179,537
	Total Engineering & Construction	$ 3,940,574
	Entertainment — 6.1%
768,000	AMC Entertainment Holdings, Inc., 10.5%, 4/24/26 (144A)	$ 824,640
2,264,138(g)	AMC Entertainment Holdings, Inc., 12.0% (12.0% PIK or
	10.0% cash), 6/15/26 (144A)	2,190,554
1,085,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	1,219,269

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Principal
Amount
USD ($)			Value
		Entertainment — (continued)
EUR	870,400	Cirsa Finance International S.a.r.l., 6.25%,
		12/20/23 (144A)	$ 1,022,802
	380,000	International Game Technology Plc, 4.125%,
		4/15/26 (144A)	394,961
	395,000	International Game Technology Plc, 6.25%,
		1/15/27 (144A)	446,350
	656,000	International Game Technology Plc, 6.5%, 2/15/25 (144A)	732,063
	1,265,000	Lions Gate Capital Holdings LLC, 5.5%, 4/15/29 (144A)	1,307,719
	1,880,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	1,958,734
	1,910,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	2,060,412
	1,910,000	Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	2,146,148
	571,000	Scientific Games International, Inc., 8.25%,
		3/15/26 (144A)	605,974
	2,035,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
		8/15/29 (144A)	2,079,159
		Total Entertainment	$ 16,988,785
		Environmental Control — 0.9%
	1,691,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 1,752,941
	818,000	Tervita Corp., 11.0%, 12/1/25 (144A)	928,430
		Total Environmental Control	$ 2,681,371
		Food — 2.5%
	531,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 7.5%, 3/15/26 (144A)	$ 573,480
	1,412,000	FAGE International SA/FAGE USA Dairy Industry,
		Inc., 5.625%, 8/15/26 (144A)	1,451,677
	2,795,000	Frigorifico Concepcion SA, 7.7%, 7/21/28 (144A)	2,892,853
	775,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
		2/15/28 (144A)	840,883
	625,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
		Inc., 6.5%, 4/15/29 (144A)	698,437
	460,000	United Natural Foods, Inc., 6.75%, 10/15/28 (144A)	497,950
		Total Food	$ 6,955,280
		Forest Products & Paper — 2.2%
	2,035,000	Mercer International, Inc., 5.125%, 2/1/29	$ 2,078,244
	831,000	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26
		(144A)	864,304
	3,290,000	Sylvamo Corp., 7.0%, 9/1/29 (144A)	3,366,065
		Total Forest Products & Paper	$ 6,308,613
		Healthcare-Products — 0.8%
	2,011,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 2,262,777
		Total Healthcare-Products	$ 2,262,777

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 19

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
	Healthcare-Services — 5.0%
610,000	AHP Health Partners, Inc., 5.75%, 7/15/29 (144A)	$ 616,100
1,425,000	Auna SAA, 6.5%, 11/20/25 (144A)	1,496,250
1,340,000	Centene Corp., 4.625%, 12/15/29	1,460,600
580,000	CHS/Community Health Systems, Inc., 5.625%,
	3/15/27 (144A)	607,335
265,000	CHS/Community Health Systems, Inc., 6.0%,
	1/15/29 (144A)	280,900
580,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	609,906
385,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	374,413
2,640,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	2,831,400
2,396,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	2,587,680
725,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	767,594
2,500,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,656,250
	Total Healthcare-Services	$ 14,288,428
	Home Builders — 1.9%
475,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 488,656
1,155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	1,271,944
1,680,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US LLC, 4.875%, 2/15/30 (144A)	1,713,600
790,000	KB Home, 7.5%, 9/15/22	835,859
1,035,000	KB Home, 7.625%, 5/15/23	1,102,275
	Total Home Builders	$ 5,412,334
	Housewares — 0.1%
250,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 264,062
	Total Housewares	$ 264,062
	Insurance — 5.5%
3,800,000	Hanover Insurance Group, Inc., 7.625%, 10/15/25	$ 4,623,134
3,075,000(c)	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR +
	712 bps), 6/15/58 (144A)	4,343,252
3,000,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	4,620,759
1,100,000	MetLife, Inc., 10.75%, 8/1/39	1,913,260
	Total Insurance	$ 15,500,405
	Internet — 0.1%
205,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 236,280
	Total Internet	$ 236,280
	Iron & Steel — 2.3%
485,000	Allegheny Technologies, Inc., 4.875%, 10/1/29	$ 486,819
270,000	Allegheny Technologies, Inc., 5.125%, 10/1/31	272,079
1,840,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	1,961,900
155,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	177,863

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Principal
Amount
USD ($)			Value
		Iron & Steel — (continued)
	1,470,000	Commercial Metals Co., 5.375%, 7/15/27	$ 1,542,625
	1,860,000	TMS International Corp., 6.25%, 4/15/29 (144A)	1,943,700
		Total Iron & Steel	$ 6,384,986
		Leisure Time — 2.7%
	215,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 229,513
EUR	280,000	Carnival Corp., 7.625%, 3/1/26 (144A)	349,621
	285,000	Carnival Corp., 10.5%, 2/1/26 (144A)	330,386
EUR	731,000	Carnival Plc, 1.0%, 10/28/29	656,714
	1,295,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	1,327,375
	360,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	373,500
	745,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	761,993
	270,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	293,437
	380,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	433,580
	2,790,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	2,796,975
		Total Leisure Time	$ 7,553,094
		Lodging — 2.6%
	535,000	Boyd Gaming Corp., 4.75%, 6/15/31 (144A)	$ 551,719
	880,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	953,700
	950,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	959,500
	910,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	923,650
	815,000	Hyatt Hotels Corp., 5.375%, 4/23/25	910,015
	390,000	Hyatt Hotels Corp., 5.75%, 4/23/30	467,729
	35,000	Marriott International, Inc., 5.75%, 5/1/25	40,013
	1,700,000	MGM Resorts International, 6.0%, 3/15/23	1,797,240
	725,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	825,608
		Total Lodging	$ 7,429,174
		Machinery-Construction & Mining — 0.3%
	955,000	Terex Corp., 5.0%, 5/15/29 (144A)	$ 989,619
		Total Machinery-Construction & Mining	$ 989,619
		Machinery-Diversified — 0.4%
	1,113,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
		8/1/24 (144A)	$ 1,139,434
		Total Machinery-Diversified	$ 1,139,434
		Media — 3.6%
	480,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 483,802
	1,255,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%,
		6/1/33 (144A)	1,277,239
	2,050,000	Cengage Learning, Inc., 9.5%, 6/15/24 (144A)	2,097,847
	825,000	CSC Holdings LLC, 5.0%, 11/15/31 (144A)	791,752

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 21

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
	Media — (continued)
1,404,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	$ 614,250
303,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	312,772
1,057,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	1,133,632
3,530,000	Mav Acquisition Corp., 8.0%, 8/1/29 (144A)	3,372,138
	Total Media	$ 10,083,432
	Mining — 4.3%
940,000	Arconic Corp., 6.125%, 2/15/28 (144A)	$ 996,419
1,665,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	1,598,483
3,440,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	3,400,887
375,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	390,000
705,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	745,978
1,750,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	1,780,625
692,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	724,763
2,184,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	2,421,510
	Total Mining	$ 12,058,665
	Multi-National — 0.3%
IDR 10,330,000,000	Inter-American Development Bank, 7.875%, 3/14/23	$ 755,164
	Total Multi-National	$ 755,164
	Oil & Gas — 12.6%
2,430,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 2,624,400
1,105,000	Ascent Resources Utica Holdings LLC/ARU Finance
	Corp., 5.875%, 6/30/29 (144A)	1,127,100
4,000,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	4,130,000
1,402,000	Cenovus Energy, Inc., 6.75%, 11/15/39	1,904,223
2,085,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	2,194,462
330,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.625%,
	7/15/25 (144A)	347,737
830,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	852,825
1,010,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	1,032,725
1,535,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,611,458
1,280,000	Murphy Oil Corp., 6.375%, 7/15/28	1,353,600
2,000,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	2,057,500
2,010,000	Occidental Petroleum Corp., 4.4%, 4/15/46	2,001,538
571,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	541,023
1,245,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	1,363,275
1,100,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	1,148,890
1,010,000	Rockcliff Energy II LLC, 5.5%, 10/15/29 (144A)	1,025,150
2,269,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,781,165

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Principal
Amount
USD ($)			Value
		Oil & Gas — (continued)
	1,015,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	$ 1,040,375
	2,120,000	Tap Rock Resources LLC, 7.0%, 10/1/26 (144A)	2,178,300
	2,075,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	2,166,840
	2,015,000	Vine Energy Holdings LLC, 6.75%, 4/15/29 (144A)	2,176,200
	1,000,000	YPF SA, 6.95%, 7/21/27 (144A)	737,500
ARS	15,750,000	YPF SA, 16.5%, 5/9/22 (144A)	151,534
		Total Oil & Gas	$ 35,547,820
		Oil & Gas Services — 2.0%
	385,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.25%, 4/1/28 (144A)	$ 397,512
	2,583,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	2,712,150
	1,940,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%,
		5/1/25	1,852,700
	703,000	USA Compression Partners LP/USA Compression
		Finance Corp., 6.875%, 9/1/27	743,451
		Total Oil & Gas Services	$ 5,705,813
		Packaging & Containers — 0.5%
	1,500,000	Greif, Inc., 6.5%, 3/1/27 (144A)	$ 1,569,585
		Total Packaging & Containers	$ 1,569,585
		Pharmaceuticals — 4.5%
	895,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 895,456
	1,005,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	1,077,863
	535,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	548,214
	535,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	546,369
	1,970,000	Endo, DAC/Endo Finance LLC/Endo Finco, Inc.,
		6.0%, 6/30/28 (144A)	1,432,151
	1,376,000	Endo, DAC/Endo Finance LLC/Endo Finco, Inc.,
		9.5%, 7/31/27 (144A)	1,379,055
EUR	1,165,000	Grifols Escrow Issuer, 3.88%, 10/15/28 (144A)	1,364,465
	1,180,000	Mozart Debt Merger Sub, Inc., 3.88%, 4/1/29 (144A)	1,180,000
	520,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29 (144A)	520,000
	965,000	P&L Development LLC/PLD Finance Corp., 7.75%,
		11/15/25 (144A)	1,002,346
	579,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	589,856
	2,080,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%,
		7/21/23	2,067,603
		Total Pharmaceuticals	$ 12,603,378
		Pipelines — 7.2%
	910,000	DCP Midstream Operating LP, 5.6%, 4/1/44	$ 1,060,150
	1,175,000(c)	DCP Midstream Operating LP, 5.85% (3 Month USD
		LIBOR + 385 bps), 5/21/43 (144A)	1,092,750

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 23

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
1,210,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	$ 1,240,262
1,060,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 7.125%, 6/1/28 (144A)	1,128,900
1,524,000(d)	Energy Transfer LP, 3.143% (3 Month USD LIBOR +
	302 bps), 11/1/66	1,256,995
1,965,000(b)(c)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	2,046,056
925,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	953,240
248,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	226,300
270,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	260,507
717,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	684,735
770,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.0%, 1/15/27	781,704
421,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	438,893
1,760,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	1,874,664
1,150,000	NuStar Logistics LP, 6.375%, 10/1/30	1,265,000
1,850,000	ONEOK, Inc., 6.875%, 9/30/28	2,307,343
1,272,000	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%,
	5/15/23	1,240,200
1,801,000	Williams Cos., Inc., 5.75%, 6/24/44	2,367,688
	Total Pipelines	$ 20,225,387
	REITs — 2.0%
1,363,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	$ 1,462,499
230,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 6.0%, 1/15/30 (144A)	227,988
3,676,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	3,884,062
	Total REITs	$ 5,574,549
	Retail — 3.7%
1,240,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 1,227,600
520,000	Ambience Merger Sub, Inc., 7.125%, 7/15/29 (144A)	518,700
589,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	614,769
1,625,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	1,844,375
1,045,000	Golden Nugget, Inc., 6.75%, 10/15/24 (144A)	1,046,358
470,000	IRB Holding Corp., 7.0%, 6/15/25 (144A)	498,200
1,365,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	1,400,586
615,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	667,275
880,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	920,700
475,000	PetSmart, Inc./PetSmart Finance Corp., 7.75%,
	2/15/29 (144A)	518,344
275,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	283,250
798,000	Staples, Inc., 7.5%, 4/15/26 (144A)	809,970
	Total Retail	$ 10,350,127

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Software — 0.5%
1,350,000	Rackspace Technology Global, Inc., 5.375%,
	12/1/28 (144A)	$ 1,326,375
	Total Software	$ 1,326,375
	Telecommunications — 5.3%
1,495,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 1,425,729
1,169,000	Altice France Holding SA, 10.5%, 5/15/27 (144A)	1,274,210
270,000	Altice France SA, 5.125%, 1/15/29 (144A)	264,600
1,075,000	Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)	1,120,365
559,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	567,111
910,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	911,138
119,296	Digicel International Finance, Ltd./Digicel international
	Holdings, Ltd., 8.0%, 12/31/26 (144A)	115,420
298,833	Digicel International Finance, Ltd./Digicel international
	Holdings, Ltd., 8.75%, 5/25/24 (144A)	309,292
163,968(g)	Digicel International Finance, Ltd./Digicel international
	Holdings, Ltd., 13.0% (7.0% PIK or 6.0% cash),
	12/31/25 (144A)	165,198
1,050,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	1,069,562
1,700,000	Lumen Technologies, Inc., 5.625%, 4/1/25	1,848,750
3,080,000	Sprint Corp., 7.125%, 6/15/24	3,505,656
41,000	Sprint Corp., 7.625%, 3/1/26	49,610
2,385,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	2,491,013
	Total Telecommunications	$ 15,117,654
	Transportation — 3.6%
2,640,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 2,632,146
1,375,000	Danaos Corp., 8.5%, 3/1/28 (144A)	1,519,375
820,000	Seaspan Corp., 5.5%, 8/1/29 (144A)	836,580
1,500,000	Seaspan Corp., 6.5%, 4/29/26 (144A)	1,612,500
1,240,000	Watco Cos., LLC/Watco Finance Corp., 6.5%,
	6/15/27 (144A)	1,326,800
2,055,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	2,301,580
	Total Transportation	$ 10,228,981
	Trucking & Leasing — 0.3%
690,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$ 781,425
	Total Trucking & Leasing	$ 781,425
	TOTAL CORPORATE BONDS
	(Cost $335,286,764)	$ 359,277,371

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 25

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
FOREIGN GOVERNMENT BONDS — 1.4% of
Net Assets
Bahrain — 0.4%
1,055,000	Bahrain Government International Bond, 5.625%,
	9/30/31 (144A)	$ 1,044,450
	Total Bahrain	$ 1,044,450
Mexico — 0.7%
MXN 38,420,700	Mexican Bonos, 8.0%, 12/7/23	$ 1,927,176
	Total Mexico	$ 1,927,176
Nigeria — 0.1%
475,000	Nigeria Government International Bond, 7.375%,
	9/28/33 (144A)	$ 478,800
	Total Nigeria	$ 478,800
Russia — 0.2%
452,400(i)	Russian Government International Bond, 7.5%, 3/31/30	$ 524,784
	Total Russia	$ 524,784
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $3,912,161)	$ 3,975,210

Face
Amount
USD ($)
	INSURANCE-LINKED SECURITIES — 0.4% of
	Net Assets#
	Collateralized Reinsurance — 0.1%
	Multiperil – U.S. — 0.0%†
500,000+(j)	Dingle Re 2019, 2/1/23	$ 10,263
	Multiperil – Worldwide — 0.1%
500,000+(a)(j)	Cypress Re 2017, 1/31/23	$ 50
54,000+(j)	Limestone Re, 3/1/23 (144A)	21,260
277,770+(a)(j)	Oyster Bay Re 2018, 1/31/23	252,104
400,000+(a)(j)	Resilience Re, 10/10/21 (144A)	—
		$ 273,414
	Total Collateralized Reinsurance	$ 283,677
	Reinsurance Sidecars — 0.3%
	Multiperil – U.S. — 0.1%
1,000,000+(a)(j)	Carnoustie Re 2017, 11/30/22	$ 131,800
500,000+(a)(k)	Harambee Re 2018, 12/31/22	500
600,000+(k)	Harambee Re 2019, 12/31/22	2,160
		$ 134,460

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.2%
3,037+(k)	Alturas Re 2019-2, 3/10/23	$ 4,026
24,550+(k)	Alturas Re 2019-3, 9/12/23	12,454
162,311+(j)	Alturas Re 2020-1A, 3/10/23 (144A)	23,081
29,558+(k)	Alturas Re 2020-2, 3/10/23	25,444
1,167,977+(a)(j)	Berwick Re 2018-1, 12/31/22	90,285
834,446+(a)(j)	Berwick Re 2019-1, 12/31/22	99,716
849+(j)	Limestone Re 2018, 3/1/23	—
500,000+(a)(k)	Lorenz Re 2018, 7/1/22	3,824
499,318+(a)(k)	Lorenz Re 2019, 6/30/22	38,847
500,000+(a)(j)	Merion Re 2018-2, 12/31/22	82,750
1,000,000+(a)(j)	Pangaea Re 2016-2, 11/30/22	1,783
500,000+(a)(j)	Pangaea Re 2018-1, 12/31/22	10,527
1,000,000+(a)(j)	Pangaea Re 2018-3, 7/1/22	20,743
409,624+(a)(j)	Pangaea Re 2019-1, 2/1/23	8,535
735,313+(a)(j)	Pangaea Re 2019-3, 7/1/23	26,450
300,000+(a)(j)	Sector Re V, 12/1/23 (144A)	57,718
20,000+(j)	Sector Re V, 12/1/24 (144A)	57,310
250,000+(j)	Sussex Re 2020-1, 12/31/22	9,900
500,000+(j)	Versutus Re 2018, 12/31/22	—
441,274+(j)	Versutus Re 2019-A, 12/31/22	—
58,727+(j)	Versutus Re 2019-B, 12/31/22	—
253,645+(a)(j)	Woburn Re 2018, 12/31/22	17,891
244,914+(a)(j)	Woburn Re 2019, 12/31/22	63,638
		$ 654,922
	Total Reinsurance Sidecars	$ 789,382
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,868,684)	$ 1,073,059

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 4.3% of Net Assets*(d)
Aerospace & Defense — 0.6%
1,140,000	Grupo Aeroméxico, SAB De CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/30/21	$ 1,148,550
503,599(g)	Grupo Aeroméxico, SAB De CV, DIP Tranche 2 Term
	Loan, 0.0% (15.5% PIK 0% Cash), 12/30/21	516,818
	Total Aerospace & Defense	$ 1,665,368
Airlines — 0.1%
375,000	AAdvantage Loyality IP, Ltd., Initial Term Loan, 5.5%
	(LIBOR + 475 bps), 4/20/28	$ 388,045
	Total Airlines	$ 388,045

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 27

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal
Amount
USD ($)		Value
Diversified & Conglomerate Service — 0.9%
1,418,394	First Brands Group LLC, First Lien 2021 Term Loan, 6.0%
	(LIBOR + 500 bps), 3/30/27	$ 1,434,705
1,075,157	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	1,051,350
	Total Diversified & Conglomerate Service	$ 2,486,055
Entertainment & Leisure — 0.9%
2,647,125	Enterprise Development Authority, Term B Loan,
	5.0% (LIBOR + 425 bps), 2/28/28	$ 2,656,985
	Total Entertainment & Leisure	$ 2,656,985
Healthcare, Education & Childcare — 0.1%
199,000	Surgery Center Holdings, Inc., 2021 New Term Loan,
	4.5% (LIBOR + 375 bps), 8/31/26	$ 199,567
	Total Healthcare, Education & Childcare	$ 199,567
Machinery - 0.4%
1,140,000	Grinding Media, Inc., First Lien Initial Term
	Loan, 9/21/28	$ 1,134,300
	Total Machinery	$ 1,134,300
Securities & Trusts — 0.6%
1,377,847	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 1,501,853
99,850	Spectacle Gary Holdings LLC, Delayed Draw Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	108,836
	Total Securities & Trusts	$ 1,610,689
Telecommunications — 0.7%
1,960,000	Commscope, Inc., Initial Term Loan, 3.334% (LIBOR +
	325 bps), 4/6/26	$ 1,952,957
	Total Telecommunications	$ 1,952,957
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $11,691,426)	$ 12,093,966

Shares
RIGHTS/WARRANTS — 0.1% of Net Assets
Health Care Providers & Services — 0.0%†
1,819,798(l)	ANR, Inc., 3/31/23	$ 4,549
	Total Health Care Providers & Services	$ 4,549
Oil, Gas & Consumable Fuels — 0.0%†
354(a)(m)	Alpha Metallurgical Resources, Inc., 7/26/23	$ 6,354
	Total Oil, Gas & Consumable Fuels	$ 6,354

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Shares						Value
Transportation — 0.1%
10,071^(a)(n)	Syncreon Group, 10/1/24					$ 207,463
	Total Transportation					$ 207,463
TOTAL RIGHTS/WARRANTS
	(Cost $308,610)					$ 218,366
Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.0%†
3,500,000	Put EUR	Bank of	EUR 31,099	EUR 1.15	2/15/22	$ 35,039
	Call USD	America NA
1,650,000	Put EUR	JPMorgan	EUR 23,405	EUR 1.17	2/4/22	26,856
	Call USD	Chase Bank NA
$ 61,895
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
	(Premiums paid $54,504)					$ 61,895
TOTAL OPTIONS PURCHASED
	(Premiums paid $54,504)					$ 61,895
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 144.7%
	(Cost $384,714,650)(n)(o)					$ 408,756,196
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(3,500,000)	Call EUR	Bank of	EUR 31,099	EUR 1.20	2/15/22	$ (10,350)
	Put USD	America NA
(1,650,000)	Call EUR	JPMorgan	EUR 23,405	EUR 1.25	2/4/22	(398)
	Put USD	Chase Bank NA
$ (10,748)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(54,504))					$ (10,748)
	OTHER ASSETS AND LIABILITIES — (44.7)%					$(126,219,014)
	NET ASSETS — 100.0%					$ 282,526,434

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 29

Schedule of Investments | 9/30/21 (unaudited)

(continued)

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2021, the value of these securities amounted to $309,075,256, or 109.4% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements — Note 1A.
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2021.
(d)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2021.
(e)	Security is priced as a unit.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is in default.
(i)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2021.
(j)	Issued as participation notes..
(k)	Issued as preference shares.
(l)	ANR, Inc., 3/31/23 warrants are exercisable into 1,819,798 shares.
(m)	Alpha Metallurgical Resources, Inc., 7/26/23 warrants are exercisable into 354 shares.
(n)	Syncreon Group, 10/1/24 warrants are exercisable into 10,071 shares.
(o)	Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:
United States	74.7%
Canada	7.1
Luxembourg	2.5
Mexico	1.7
Bermuda	1.4
Netherlands	1.3
Turkey	1.0
Other (individually less than 1%)	10.3
100.0%

#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 4,026
Alturas Re 2019-3	6/26/2019	24,550	12,454
Alturas Re 2020-1A	12/27/2019	162,311	23,081
Alturas Re 2020-2	1/1/2020	29,558	25,444
Berwick Re 2018-1	1/10/2018	170,602	90,285
Berwick Re 2019-1	12/31/2018	99,709	99,716
Carnoustie Re 2017	1/3/2017	237,757	131,800
Cypress Re 2017	1/24/2017	1,681	50
Dingle Re 2019	3/4/2019	—	10,263
Harambee Re 2018	12/19/2017	18,030	500
Harambee Re 2019	12/20/2018	—	2,160
Limestone Re	6/20/2018	359	21,260
Limestone Re 2018	6/20/2018	849	—
Lorenz Re 2018	6/26/2018	95,484	3,824
Lorenz Re 2019	6/26/2019	157,592	38,847
Merion Re 2018-2	12/28/2017	20,576	82,750
Oyster Bay Re 2018	1/17/2018	247,922	252,104
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	5/31/2018	240,862	20,743
Pangaea Re 2019-1	1/9/2019	4,301	8,535
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Resilience Re	4/13/2017	1,307	—
Sector Re V	12/4/2018	94,450	57,718
Sector Re V	1/1/2020	20,000	57,310
Sussex Re 2020-1	1/23/2020	—	9,900
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Woburn Re 2018	3/20/2018	89,024	17,891
Woburn Re 2019	1/30/2019	55,161	63,638
Total Restricted Securities			$1,073,059
% of Net assets			0.4%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	7,300,000	EUR	(719,559)	Bank of	1/10/22	$ (903)
				America NA
USD	2,271,584	EUR	(1,933,000)	Bank of	11/24/21	30,336
				America NA
EUR	6,045,000	USD	(7,122,758)	Citibank NA	10/27/21	(117,701)
EUR	2,900,000	USD	(3,411,223)	Citibank NA	12/21/21	(46,287)
NOK	7,300,000	EUR	(713,441)	JPMorgan Chase	10/5/21	8,815
				Bank NA
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(125,740)

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 31

Schedule of Investments | 9/30/21 (unaudited)

(continued)

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS	— Argentine Peso
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
NOK	— Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2021, aggregated $82,542,238 and $72,055,403, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $385,008,670 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 31,956,406
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(8,290,864)
Net unrealized appreciation	$ 23,665,542

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable
Fuels	$ 436,346	$ —	$ 692,994	$ 1,129,340
Specialty Retail	—	—	104,409	104,409
All Other Common Stock	2,155,599	—	—	2,155,599
Convertible Preferred Stock	2,371,200	—	—	2,371,200
Preferred Stocks
Diversified Financial
Services	—	3,195,000	—	3,195,000
Internet	—	136,153	—	136,153
All Other Preferred Stock	237,786	—	—	237,786
Collateralized Mortgage
Obligations	—	6,637,237	—	6,637,237
Commercial Mortgage-Backed
Securities	—	9,838,514	—	9,838,514
Convertible Corporate Bonds	—	6,251,091	—	6,251,091
Corporate Bonds	—	359,277,371	—	359,277,371
Foreign Government Bonds	—	3,975,210	—	3,975,210
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - U.S.	—	—	10,263	10,263
Multiperil - Worldwide	—	—	273,414	273,414
Reinsurance Sidecars
Multiperil - U.S.	—	—	134,460	134,460
Multiperil - Worldwide	—	—	654,922	654,922
Senior Secured Floating Rate
Loan Interests	—	12,093,966	—	12,093,966
Rights/Warrants
Health Care Providers &
Services	—	4,549	—	4,549
Transportation	—	207,463	—	207,463
All Other Right/Warrant	6,354	—	—	6,354
Over The Counter (OTC)
Currency Put Option
Purchased	—	61,895	—	61,895
Total Investments
in Securities	$ 5,207,285	$401,678,449	$ 1,870,462	$408,756,196

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 33

Schedule of Investments | 9/30/21 (unaudited)

(continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit agreement(a)	$ —	$ (127,000,000)	$ —	$ (127,000,000)
Over The Counter (OTC)
Currency Call Option
Written	—	(10,748)	—	(10,748)
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	(125,740)	—	(125,740)
Total Other
Financial Instruments	$ —	$(127,136,488)	$ —	$(127,136,488)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

			Change in
	Balance	Realized	unrealized			Accrued	Transfers	Transfers	Balance
	as of	gain	appreciation			discounts/	into	out of	as of
	3/31/21	(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	Level 3*	Level 3*	9/30/21
Common Stocks
Oil, Gas &
Consumable
Fuels	$ 599,029	$ —	$ 93,965	$ —	$ —	$ —	$ —	$ —	$ 692,994
Specialty Retail	104,409	—	—	—	—	—	—	—	104,409
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil –
U.S.	10,263	—	—	—	—	—	—	—	10,263
Multiperil –
Worldwide	385,906	(457)	(9,136)	—	(102,899)	—	—	—	273,414
Reinsurance
Sidecars
Multiperil –
U.S.	138,640	—	3,216	—	(7,396)	—	—	—	134,460
Multiperil –
Worldwide	815,472	(33,874)	(52,688)	—	(73,988)	—	—	—	654,922
Total	$2,053,719	$(34,331)	$ 35,357	$ —	$(184,283)	$ —	$ —	$ —	$1,870,462

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments in unaffiliated issuers on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in unaffiliated issuers on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the six months ended September 30, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
considered Level 3 at September 30, 2021:	$47,750

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 35

Statement of Assets and Liabilities | 9/30/21

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $384,714,650)	$ 408,756,196
Foreign currencies, at value (cost $1,276,062)	1,257,241
Receivables —
Investment securities sold	3,691,518
Interest	6,959,324
Other assets	14,760
Total assets	$ 420,679,039
LIABILITIES:
Overdraft due to custodian	$ 2,989,423
Payables —
Credit agreement	127,000,000
Investment securities purchased	7,854,446
Interest expense	76,369
Directors’ fees	63
Written options outstanding (net premiums received $(54,504))	10,748
Net unrealized depreciation on forward foreign currency exchange contracts	125,740
Accrued expenses	95,816
Total liabilities	$ 138,152,605
NET ASSETS:
Paid-in capital	$ 372,573,499
Distributable earnings (loss)	(90,047,065)
Net assets	$ 282,526,434
NET ASSET VALUE PER SHARE:
No par value
Based on $282,526,434/29,298,625 shares	$ 9.64

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 9/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$13,783,707
Dividends from unaffiliated issuers (net of foreign taxes
withheld $309)	357,431
Total investment income		$14,141,138
EXPENSES:
Management fees	$ 1,227,554
Administrative expense	37,383
Transfer agent fees	9,401
Shareowner communications expense	13,002
Custodian fees	9,451
Professional fees	258,388
Printing expense	20,714
Pricing fees	13,941
Directors’ fees	7,649
Interest expense	635,400
Miscellaneous	165,598
Total expenses		$ 2,398,481
Net investment income		$11,742,657
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 1,479,078
Written options	28,368
Forward foreign currency exchange contracts	(153,998)
Other assets and liabilities denominated in
foreign currencies	(75,274)	$ 1,278,174
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 1,661,333
Written options	14,037
Forward foreign currency exchange contracts	46,848
Other assets and liabilities denominated in
foreign currencies	(7,048)	$ 1,715,170
Net realized and unrealized gain (loss) on investments		$ 2,993,344
Net increase in net assets resulting from operations		$14,736,001

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 37

Statements of Changes in Net Assets

Six Months
	Ended	Year
	9/30/21	Ended
	(unaudited)	3/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 11,742,657	$ 23,425,268
Net realized gain (loss) on investments	1,278,174	(18,610,050)
Change in net unrealized appreciation (depreciation)
on investments	1,715,170	87,597,081
Net increase (decrease) in net assets resulting
from operations	$ 14,736,001	$ 92,412,299
DISTRIBUTIONS TO SHAREOWNERS:
($0.44 and $0.84 per share, respectively)	$ (12,730,512)	$ (24,408,529)
Total distributions to shareowners	$ (12,730,512)	$ (24,408,529)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$ 655,797	$ —
Net increase (decrease) in net assets resulting from
Fund share transactions	$ 655,797	$ —
Net increase (decrease) in net assets	$ 2,661,286	$ 68,003,770
NET ASSETS:
Beginning of year	$279,865,148	$211,861,378
End of year	$282,526,434	$279,865,148

	Six Months	Six Months
	Ended	Ended
	9/30/21	9/30/21	Year Ended	Year Ended
	Shares	Amount	3/31/21	3/31/21
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	—	$ —	—	$ —
Reinvestment of distributions	66,854	655,797	—	—
Less shares repurchased	—	—	—	—
Net increase	66,854	$655,797	—	$ —

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Statement of Cash Flows

FOR THE SIX MONTHS ENDED 9/30/21

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$ 14,736,001
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(86,850,271)
Proceeds from disposition and maturity of investment securities	68,687,696
Net (accretion) and amortization of discount/premium on investment securities	(440,762)
Change in unrealized appreciation on investments in unaffiliated issuers	(1,661,333)
Change in unrealized appreciation on forward foreign currency exchange contracts	(46,848)
Change in unrealized depreciation on other assets and liabilities denominated
in foreign currencies	18,996
Change in unrealized appreciation on written options	(14,037)
Net realized gain on investments	(1,479,078)
Increase in interest receivable	(280,347)
Increase in other assets	(9,955)
Decrease in due to affiliates	(191,539)
Decrease in Directors' fees payable	(54)
Increase in accrued expenses payable	8,865
Proceeds from sale of written options	31,100
Realized gains on written options	(28,368)
Net cash, restricted cash and foreign currencies from operating activities	$ (7,519,934)
Cash Flows Used in Financing Activities:
Decrease in due to custodian	$ 2,989,423
Borrowings received	4,000,000
Distributions to shareowners	$(12,730,512)
Reinvestment of distributions	655,797
Increase in interest expense payable	76,331
Net cash, restricted cash and foreign currencies used in financing activities	$ (5,008,961)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$ (18,996)
Cash, restricted cash and foreign currencies:
Beginning of the year*	$ 13,805,132
End of the year*	$ 1,257,241
Cash Flow Information:
Cash paid for interest	$ 559,069

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months	Year
	Ended 9/30/21	Ended
	(unaudited)	3/31/21
Cash	$ —	$13,721,537
Foreign currencies, at value	1,257,241	83,595
Swaps collateral	—	—
Due from broker for swaps	—	—
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$1,257,241	$13,805,132

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 39

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Per Share Operating Performance
Net asset value, beginning of period	$9.57	$7.25	$9.91	$10.52	$10.70	$9.34
Increase (decrease) from investment operations: (a)
Net investment income	$0.40	$0.80	$0.81	$0.80	$0.85	$0.95
Net realized and unrealized gain (loss) on investments	0.11	2.36	(2.66)	(0.62)	(0.25)	1.38
Net increase (decrease) from investment operations	$0.51	$3.16	($1.85)	$0.18	$0.60	$2.33
Distributions to shareowners from:
Net investment income and previously undistributed
net investment income	$ (0.44)**	$ (0.84)**	($0.81)	($0.79)	($0.78)	$ (0.97)**
Net increase (decrease) in net asset value	$0.07	$2.32	($2.66)	($0.61)	($0.18)	$1.36
Net asset value, end of period	$9.64	$9.57	$7.25	$9.91	$10.52	$10.70
Market value, end of period	$9.76	$9.37	$6.42	$8.95	$9.39	$9.87
Total return at net asset value (b)	5.30%(c)	46.08%	(19.93)%	2.79%	6.38%	26.13%
Total return at market value (b)	8.88%(c)	61.52%	(21.49)%	4.00%	2.94%	8.23%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (d)(e)	1.69%(f)	1.60%	2.35%	2.41%	2.14%	2.10%
Net investment income available to shareowners	8.27%(f)	9.10%	8.17%	7.93%	7.88%	9.36%
Portfolio turnover rate	18%(c)	50%	36%	33%	29%	48%
Net assets, end of period (in thousands)	$282,526	$279,865	$211,861	$289,556	$307,410	$312,757

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Total amount of debt outstanding (in thousands)	$127,000	$123,000	$ 99,000	$125,000	$125,000	$125,000
Asset coverage per $1,000 of indebtedness	$ 3,225	$ 3,275	$ 3,140	$ 3,316	$ 3,459	$ 3,502

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
(a)	The per-share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(e)	Includes interest expense of 0.45% (annualized), 0.53%, 1.37%, 1.42%, 1.05%, and 1.11%, respectively.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 41

Notes to Financial Statements | 9/30/21

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2002. Prior to commencing operations on April 26, 2002, the Fund had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended September 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

42 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Directors at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 43

alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

44 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2021, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.36% of net assets. The value of these fair valued securities was $1,014,806.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 45

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

46 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$24,408,529
Total	$24,408,529

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2021:

2021
Distributable earnings:
Undistributed ordinary income	$ 1,891,197
Capital loss carryforward	(115,886,122)
Unrealized appreciation	21,942,371
Total	$ (92,052,554)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

E. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 47

investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund's investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk

48 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 49

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be

50 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

F. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2021 are listed in the Schedule of Investments.

G. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 51

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended September 30, 2021, was $27,497. Open purchased options at September 30, 2021, are listed in the Schedule of Investments.

I. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed

52 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended September 30, 2021, was $(26,903). Open written options contracts at September 30, 2021, are listed in the Schedule of Investments.

J. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

During the six months ended September 30, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended September 30, 2021, was $8,163,320. Open forward foreign currency exchange contracts outstanding at September 30, 2021, are listed in the Schedule of Investments.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 53

K. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on

54 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

L. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the six months ended September 30, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly under the Fund's Investment Management Agreement with the Adviser and are calculated daily at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended September 30, 2021 the net management fee was 0.60% (annualized) of the Fund’s average daily managed assets, which was equivalent to 0.85% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $0 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended September 30, 2021, the Fund paid $7,649 in Directors’ compensation, which

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 55

is reflected on the Statement of Operations as Directors’ fees. At September 30, 2021, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $63.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market

56 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2021.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$ 65,375	$ (11,253)	$ —	$ —	$ 54,122
Citibank NA	—	—	—	—	—
JPMorgan Chase
Bank N.A.	35,671	(398)	—	—	35,273
Total	$101,046	$ (11,651)	$ —	$ —	$ 89,395

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash Net	Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$ 11,253	$ (11,253)	$ —	$ —	$ —
Citibank NA	163,988	—	—	—	163,988
JPMorgan Chase
Bank N.A.	398	(398)	—	—	—
Total	$175,639	$ (11,651)	$ —	$ —	$163,988

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 57

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2021, was as follows:

Statement of			Foreign
Assets and	Interest	Credit	Exchange	Equity	Commodity
Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$ 61,895	$ —	$ —
Total Value	$ —	$ —	$ 61,895	$ —	$ —

Liabilities:
Written options
outstanding	$ —	$ —	$ 10,748	$ —	$ —
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	—	125,740	—	—
Total Value	$ —	$ —	$136,488	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in Investment in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

58 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$ —	$ —	$ (28,368)	$ —	$ —
Written options	—	—	28,368	—	—
Forward foreign
currency exchange
contracts	—	—	(153,998)	—	—
Total Value	$ —	$ —	$(153,998)	$ —	$ —

Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$ —	$ —	$ 20,253	$ —	$ —
Written options	—	—	14,037	—	—
Forward foreign
currency exchange
contracts	—	—	46,848	—	—
Total Value	$ —	$ —	$ 81,139	$ —	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

7. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.

Transactions in common shares for the six months ended September 30, 2021 and the year ended March 31, 2021 were as follows:

	9/30/21	3/31/21
Shares outstanding at beginning of period	29,231,771	29,231,771
Shares outstanding at end of period	29,298,625	29,231,771

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 59

8. Credit Agreement

The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.

At September 30, 2021, the Fund had a borrowing outstanding under the credit agreement totaling $127,000,000. The interest rate charged at September 30, 2021 was 1.10%. During the six months ended September 30, 2021, the average daily balance was $124,848,649 at an average interest rate of 1.01%. Interest expense of $635,400 in connection with the credit agreement is included in the Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by Sumitomo Mitsui. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

9. Redomiciling

On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund, (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, and (iii) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

60 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

In connection with the redomiciling, the Fund’s name changed from Pioneer Municipal High Income Trust to Pioneer Municipal High Income Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change.

The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.

Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.

The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.

The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

10. Subsequent Events

A monthly dividend was declared on October 5, 2021 from undistributed and accumulated net investment income of $0.0725 per share payable October 29, 2021, to shareowners of record on October 19, 2021.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 61

Additional Information

Results of Shareholder Meeting

At an annual meeting held on September 15, 2021, shareholders of the Fund were asked to consider the proposal described below.

A report of the total votes cast by the Fund's shareholders follows:

Proposal 1 - To elect four Class I Directors

Nominee	For	Withhold
Craig C. MacKay	24,016,238.337	746,697.000
Thomas J. Perna	20,651,942.337	4,110,993.000
Marguerite A. Piret	23,968,247.337	794,688.000
Fred J. Ricciardi	23,983,758.337	779,177.000

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

62 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2021, July 2021 and September 2021. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately, unanimously approved the renewal of the investment management agreement for another

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 63

year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Directors considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered Amundi US’s oversight of the process for transitioning custodian and sub-administration services to new service providers. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

64 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

Performance of the Fund

In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year (including investment-related expenses) was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 65

account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that had not raised additional capital in the preceding year, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the

66 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21 67

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Craig C. MacKay	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

68 Pioneer High Income Fund, Inc. | Semiannual Report | 9/30/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2021 Amundi Asset Management US, Inc. 19432-15-1121

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

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(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 3, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date December 3, 2021

* Print the name and title of each signing officer under his or her signature.